Exhibit 10.5

PICO HOLDINGS, INC.

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

The Participant has been granted an award of Restricted Stock Units (the “Award”) pursuant to the PICO Holdings, Inc. 2005 Long-Term Incentive Plan (the “Plan”), each of which represents the right to receive on the applicable Settlement Date one (1) share of Common Stock of PICO Holdings, Inc. (the “Company”), as follows:

Participant:	[Employee Name]	Employee ID:	[Employee ID]

Grant Date:	[Date]

Number of Restricted Stock Units (“RSU’s”):	[Number of RSU’s] RSU’s, subject to adjustment as provided by the Restricted Stock Unit Award Agreement (the “Award Agreement”).

Settlement Date:	For each RSU, except as otherwise provided by the Award Agreement, the date on which such unit becomes a Vested Unit in accordance with the vesting schedule set forth below; subject, however, to any later date(s) elected by the Participant under a valid Deferral Election Form approved by the Company.

Vested Units:	All RSU’s shall vest on [Date that is 3 years from Grant Date], provided that the Participant’s Service has not terminated prior to the relevant date and, subject to any earlier vesting provided under the Plan, the Award Agreement or any applicable agreement between the Participant and the Company.

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Award Agreement, both of which are made a part of this document. The Participant represents that he has read and is familiar with the provisions of the Plan and Award Agreement, and hereby accepts the Award subject to all of its terms and conditions.

PICO HOLDINGS, INC.		Participant:

By: _________________________________________

Signature
Its: _________________________________________

Date
Address:	875 Prospect St., Suite 301

	La Jolla, California 92037-4264	Address

ATTACHMENTS:	2005 Long-Term Incentive Plan, as amended to the Grant Date; Restricted Stock Unit Award Agreement and Plan Prospectus